Commitments And Contingencies (Narrative) (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2013 Former Employee [Member] EUR (€)	Dec. 31, 2013 Hardware Vendor [Member] EUR (€)	Dec. 31, 2013 BoxSentry [Member] EUR (€)	Dec. 31, 2013 Royalties Due to OCS [Member] USD ($)	Dec. 31, 2012 Royalties Due to OCS [Member] USD ($)	Dec. 31, 2011 Royalties Due to OCS [Member] USD ($)
Aggregate proceeds from participation in governmental R&D grant program	$ 1,184
Royalty payment rate	2.50%	3.00%
Percent of grants received paid for by royalties	100.00%
Total commitment for royalties payable	962
Cost of revenues	7,201	4,350	4,091				78	58	61
Facilities rent expense	985	531	410
Gain contingency on breach of contract	7,000
Amount of settlement	225,000			139,000	90,000	840,000
Legal reserve	$ 340